President's Message
--------------------------------------------------------------------------------

(photograph of John Danello)
John J. Danello
President

                                                               November 18, 1998
Dear Shareholder:

The world's stock and bond markets experienced unusual volatility during the third quarter of 1998. Here in the U.S., the economy continued the eighth year of economic expansion (our longest peacetime expansion). The global outlook reflected deflationary pressures resulting from the sputtering economies in Asia, most notably Japan, as well as the "meltdown" of the Russian economy. In sum, the world economy faces a challenging year ahead. U.S. growth is slowing and the Federal Reserve Board is expected to reduce interest rates over the next year since inflationary pressures are minimal.

The dramatic volatility of the stock and bond markets over the past six months have frustrated even the most savvy mutual fund manager. One of the most common mistakes many investors make is to believe that a single mutual fund portfolio manager can outperform the market regardless of overall economic and market conditions. We refer to this misguided assumption as the "myth of the all weather manager." Good money managers that stick to their investment style regardless of market conditions will not have chart-topping performance every year.

Our own research, based on data from Morningstar, Inc., shows that of the top 10 funds -- ranked according to total return -- in any given year from 1990 through 1997, 50% were in the bottom half of the fund universe within 12-24 months. A similar study by Wyatt Asset in 1990 showed that over a ten-year period, 75% of managers who excelled during a five-year period (appeared in top 20% of performance) fell to the bottom 40% in the subsequent five-year period.

Despite evidence that the "all weather manager" does not exist, the financial press rewards "star" mutual fund managers for their recent performance. We're saturated with lists such as "10 Top Performing Mutual Funds" and "Ten Funds to Buy Now." But it is true that "past performance is not indicative of future results." Investors who "chase the stars" may suffer inconsistent long-term results and suffer from a lack of diversification in their personal portfolios.

As you review the Annual Report, you will note that each of our FundManager Portfolios contains a portfolio diversified not only by different portfolio managers, but also allocates assets among funds according to investment style (e.g. growth versus value), market capitalization (e.g. small cap versus large cap) or asset class (e.g. stocks, bonds, cash).

The recent volatility in the financial markets is a reminder to investors to diversify their portfolios in order to pursue long-term consistent performance. No one manager can be at the top of the charts all the time and neither can one investment style. You want portfolio managers who "stick to their knitting" and weather markets when their investment style is out of favor and flourish when it is in favor.


Best regards,


/s/ John J. Danello


John J. Danello
President

Management Discussion & Analysis
--------------------------------------------------------------------------------

(photograph of Michael D. Hirsch)
Michael D. Hirsch
Chief Investment
Officer
                                                               November 18, 1998
Dear Shareholder:

I am pleased to present you with our annual report for the fiscal year ended September 30, 1998. This investment review addresses the various strategies implemented for each FundManager Portfolio within the past year and provides our outlook for the months ahead.

INTERNATIONAL PORTFOLIO

The newest member of our investment family, the International Portfolio was launched in June 1998. As the name implies, the Portfolio provides investors with exposure to the international equity marketplace by using the same multi-manager, multi-style structure employed by other FundManager Portfolios(o). Soon after unveiling the Portfolio, we invested in both growth-style and value-style managers, with a tilt towards the latter. Due to our concerns over the global economy, we did not add a small cap international fund(oo) to the Portfolio until July. At that time, we purchased shares in the Nicholas-Applegate International Small Cap Growth fund. Since we believe the long-term effects of the uncertain global economy will continue to weigh heavily on emerging markets, we elected not to invest in funds that invest mainly in these areas. Additionally, we maintained investments in funds with an underweighting in Japan due to the country's lingering economic and banking crisis. Throughout the reporting period, we were invested in funds that were overweighted in Europe; by the end of our fiscal year, the funds in which the Portfolio invests had roughly 76% of total assets invested there.

Looking ahead, we believe the underlying problems of the global economy will continue to cause market volatility for the rest of this year and into 1999. We are encouraged by the fact that governments around the globe are taking steps to rectify their respective country's inherent problems, most notably the Japanese government's plan to restructure its banking system. Governments, however, will need to do more before the global economy stabilizes. Given this backdrop, we expect financial markets to remain volatile. We believe that the current mix of managers in the FundManager International Portfolio may provide investors with reasonable returns over the longer term.

AGGRESSIVE GROWTH PORTFOLIO

Our decision to underweight the Portfolio in small-cap funds proved beneficial to shareholders, as large- and mid-cap stocks handily outperformed their small-cap counterparts during the reporting period. As the fiscal year wore on, we reduced our weighting in small cap funds significantly and emphasized the Portfolio's investment in mid cap funds which proved to be much less volatile. At the end of the fiscal year, the Portfolio consisted of funds that invest primarily in mid-cap stocks, with the exception of Harbor Capital Appreciation Fund, a large-cap fund.

The decline in small-cap stocks in 1998 was much steeper and lasted much longer than the downturn in large-cap stocks. The large-cap market indices, such as the Standard & Poor's 500 Composite Index(ooo) and the

  (o) Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

 (oo) Small cap stocks have historically experienced greater volatility than the average large- or mid-cap stocks.

(ooo) Standard & Poor's 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Dow Jones Industrial Average, did not begin trending lower until mid-July. However, small-cap stocks, as measured by the Russell 2000 index,(o) started showing weakness as early as April. As of the end of this fiscal year, average losses among small-cap stocks, since their March peak, totalled between 40%-50%, double that experienced more recently by large-cap issues.

Given the sharp pullback in small-cap stocks, many of these securities are now selling at historically attractive valuations compared to their large-cap brethren. However, since small-cap stocks have underperformed large-caps since 1994 (a long time by historical measures), we remain hesitant to jump back into the small-cap arena. Our opinion is likely to change once a clearer picture of sustainable upside potential emerges for these stocks. Until then, we intend to continue to research candidates in the small-cap fund universe to prepare for the most opportune moment to re-enter this investment category.

GROWTH PORTFOLIO

As you may recall, last year we adopted a core/non-core portfolio structure. Forty percent of the Growth Portfolio's assets was invested in two indexed vehicles--Vanguard Index Growth and Vanguard Index Value. The proportion invested in each reflects our assessment of the relative attractiveness of those two management styles. The remaining 50 percent of Portfolio assets were invested in value-added managers in the same proportion.

After establishing this structure, we initially set the proportion at 70% in growth funds and 30% in value funds. However, in anticipation of a slowdown in the longest economic expansion in the post-war era and a concurrent end to this grandest of bull markets, early in 1998 we began reducing our allocation to growth funds. By the end of the fiscal year, the ratio stood at 55%-45% in favor of growth. While we prefer to be early with our more defensive position, this call was somewhat premature.

Near-term, we expect to continue to shift more assets to the value index and value-style managers because the economic and market landscape we anticipated has begun to surface. In fact, after the close of the fiscal year, we brought the ratio into parity.

GROWTH WITH INCOME PORTFOLIO

This Portfolio was the most stable over the past year. Most underlying funds performed as anticipated, and relatively well when compared to their peers. Equity-income managers, heavily invested in interest-sensitive stocks, benefitted from the sharp decline in rates. (For example, the only S&P industry group with positive returns during the August stock market debacle was electric utilities.) Growth and income managers enjoyed a favorable environment for both their growth stocks and fixed income instruments.

The status quo continues at present, although we are researching additional balanced type managers, such as UAM FPA Crescent Fund, a current holding. Such funds afford us the ability to offset the growth-style utilized by most growth and income managers with a value-style (much more prevalent among balanced managers).

BOND PORTFOLIO

Throughout the year, we periodically communicated our positive outlook for bonds based on a broad variety of rationales -- low inflation, a flight to safety (or more specifically, U.S. government bonds) due to the global economic uncertainty, and the declining supply of U.S. Treasuries. The decline in supply was due to a

(o) The Russell 2000 Index is an unmanaged index consisting of approximately 2000 small capitalization common stocks. Investments cannot be made in an index.

decrease in bond issuance as a result of the federal budget surplus.

In May, we backed up our favorable opinion of bonds by lengthening the average duration of the core portion of the Bond Portfolio (50% of assets) to 20% greater than that of the market index (Lehman Brothers Government/Corporate Bond Index).(o) The payback was not long in coming. Uncertainty surrounding the global economy coupled with the plunge in U.S. equity prices encouraged investors to flee to the safety of U.S. government bonds, sending long-term yields to unprecedented lows.

When the yield on the 30-year Treasury bond fell below 5.25% toward the end of the fiscal year, we shortened the Portfolio's duration to 1.1 times the index. When Treasury rates dropped below 5%, we returned to a neutral stance.

Our decision to maintain an underweighted exposure to the high-yield(oo) area also proved beneficial to shareholders during the third quarter of 1998. While some of our underlying funds have small percentages in high-yield securities, the FundManager Bond Portfolio holds no funds that invest predominantly in these investments at this time.

There is an old Chinese saying that one should live in interesting times. In over 30 years in the investment business, I have never witnessed such interesting times in the bond market. Once a sleepy backwater of the investment world (clipping coupons every six months, measuring daily price movements in sixty-fourths of a point or 14 cents on a $1000 face value bond), the bond market has evolved into a "commodities-like" action center.

As we look ahead, we remain ever diligent to this mass of fixed income cross currents and will steer the composition of the Bond Portfolio along the most prudent course to help enhance income and protect shareholder wealth.

MANAGED TOTAL RETURN PORTFOLIO

Throughout the year, we underweighted equities for the same reasons enumerated in the Growth Portfolio section. This strategy detracted from performance during the first three quarters of the fiscal year, but served to sharply reduce losses during the fourth quarter ended September 30, 1998. This was not the first time the Portfolio managed to help protect shareholder capital during a volatile market period. The Portfolio did the same for investors during market pullbacks in 1990 and 1994 and in October, 1997.

During the reporting period, we were also overweighted in bonds, for the same reasons outlined in our Bond Portfolio discussion. This strategy also proved beneficial to shareholders as long-term interest rates, as measured by the benchmark 30-year Treasury bond, fell to record lows throughout the year, sending bond prices substantially higher. One strategy, in particular, that helped performance significantly was our decision to shift 5% of assets out of equity funds and into bond funds after the Dow Jones Industrial Average eclipsed the 9000 plateau in April.

 (o) Lehman Brothers Government/Corporate Bond Index is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The index is unmanaged, and investments cannot be made in an index.

(oo) Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield and capital appreciation potential.

OUTLOOK

Near-term, we are less enthusiastic about the prospects for domestic equities. While the foundation of the U.S. economy remains relatively good, the impact of the crisis beyond our borders may continue to have an adverse impact on U.S. corporate earnings, particularly large multinational companies.

On a positive note, the stock market correction has brought valuations on many U.S. stocks to more rational levels, particularly among some of the small-cap and medium-cap stocks. More important, it has created excellent investment opportunities for long-term investors.

Internationally, we remain positive on European stocks for several reasons. The foundation of most economies on the continent remains sound given the decline in interest rates, the relatively low inflation rates within most countries and the wave of corporate restructuring that has already taken place.

Before becoming more enthusiastic about Japan's growth prospects, we would still like to see the government take more meaningful steps to reform its banking system. Similarly, Southeast Asian and Latin American economies must still overcome their economic difficulties before their equity markets can show sustained progress.

I hope you have enjoyed this expanded overview of strategy implementation within the FundManager Portfolios family of funds. As always we welcome your comments, questions and suggestions. We look forward to continue serving your investment needs.

Sincerely,
Michael D. Hirsch


/s/ Michael D. Hirsch

A Closer Look at Two of Our Leading Fund Managers
--------------------------------------------------------------------------------

(photograph of Martin S. Orgel)
Martin S. Orgel
Assistant Portfolio
Manager
                                                               November 18, 1998

Over the past 12 months, "growth" stocks have continued the longer than 3-year trend of outperformance over "value" stocks. Conclusive evidence is illustrated in the fact that the S&P BARRA Large Cap Growth Index(o) returned +18.17% over the past 12 months, in comparison to the negative 0.18% return for the corresponding S&P BARRA Large Cap Value Index(oo). In spite of this divergence in returns between the styles, value-oriented Washington Mutual Investors Fund's
(WMIF) 9.93%(ooo) return beat the S&P 500's+ 9.05% over the trailing twelve month period ended September 30, 1998. Consequently, we believe it to be an opportune time to highlight the specific nature of this long-time holding within the FundManager Growth with Income Portfolio.

Created in 1952, the Washington Mutual Investors Fund has amassed an impressive record to become the third largest (with $46.7 billion in assets) mutual fund in the United States. Among all domestic stock funds in the Morningstar universe with a track record going back to 1983, WMIF's 16.32% average annualized rate of return over the past 15 years ranks it among the top 5%.++ Additionally, the fund has produced positive returns in each of the past 20 calendar years, with the single exception of a -3.82% return in 1990. We continue to be particularly pleased with this fund not only because of its great return performance, but also because of the fact that this return was consistently generated with less risk (as measured by standard deviation) than the average large capitalization value-oriented mutual fund.

As with all of the funds belonging to the American Funds Group that are managed by the prestigious Capital Research and Management Company in Los Angeles, California, WMIF is run by a team of managers. In comparison to many other team managed funds that are run by committees to seek consensus, WMIF's assets are sliced into portions for each of the seven managers to invest as they see fit. Additionally, an eighth slice is managed by a team of Capital Research analysts, whose compensation is based partly on the long-term performance of their picks, usually over a rolling four-year period. This unique management approach aims to provide consistency of management, and lower volatility relative to single-manager funds.


  (o) S&P Barra Large Cap Growth Index is a market capitalization weighted index of all the stocks in the Standard & Poor's 500 Index that have the highest price-to-book ratios. The index consists of approximately half of the Standard & Poor's 500 Index on a market capitalization basis. This index is unmanaged and investments cannot be made in an index.

 (oo) S&P Barra Large Cap Value Index is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the lowest price to book ratios. The index consists of approximately half of the Standard & Poor's 500 Index on a market capitalization basis. This index is unmanaged and investments cannot be made in an index.

(ooo) Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their annual cost.

   + S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

  ++ As of September 30, 1998, Washington Mutual Investors Fund ranked 14th out of 282 funds. (Source: Morningstar)

WMIF's portfolio is comprised almost entirely of large capitalization stocks. Its universe is constrained by criteria set forth in the "Prudent Investor Rule", which was developed in the wake of the 1929 crash to guide persons with fiduciary responsibility. As Capital Research & Management interprets the rule, the fund can invest only in established companies that have paid dividends in nine of the past ten years, and do not derive their primary revenue from alcohol or tobacco. These requirements limit the fund to classic "growth and income" type stocks of large, high-quality, dividend-paying firms which exhibit relatively stable share prices. Once WMIF buys a stock, the fund's management team will keep it until the underlying fundamentals change or the price rises to reflect the firm's real value. As a result, WMIF's very low average annual turnover rate of 19% over the past ten years has helped the fund to keep the expense ratio to around 65 basis points (compared to the industry average of 153 bp for all equity mutual funds in the Morningstar database), as well as allowed the fund to compound unrealized capital gains longer, which reduce shareholder's tax bills.

With a total of 159 stocks, WMIF is well diversified across all of the major industry sectors. Each stock is purchased based upon bottoms-up fundamental financial research and in depth meetings with each firm's management. Relative to the S&P 500 Index, WMIF is over-weighted in the utility, financial service, and energy sectors. As WMIF has consistently proved itself as a solid core holding within the FundManager Growth with Income Portfolio for many years, we continue to believe it could remain a profitable risk-averse vehicle in the future.

                                     * * * *

Given the fact that the current bull market in equities we have all been enjoying for the past several years is the longest in recorded financial history, now might be an opportune time to revisit the reasons why we believe the addition of a bond component to your overall investment portfolio is prudent. Let's take a closer look at PIMCO Total Return, a long-time holding within both the FundManager Bond Portfolio and FundManager Managed Total Return Portfolio.

PIMCO Total Return is the largest publicly traded bond fund in existence, with assets in excess of $20 billion. The fund is broadly-diversified, with holdings in U.S. government securities, corporate bonds, mortgage-related securities, asset-backed bonds, as well as other investment vehicles denominated in foreign currencies. Legendary portfolio manager Bill Gross has guided this fund to impressive returns (for examples, 19.56% in '91 and 19.79% in '95) since its inception 11 years ago. PIMCO Total Return's ten year average annualized return of 10.39% as of September 30, 1998 is a full 109 basis points above the benchmark Lehman Brothers Aggregate Bond Index.(o)

Pacific Investment Management Company is one of the most respected names in fixed income management, due in large part to its total return approach and impressive long-


(o) Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalizaton. Investments cannot be made in an index.

term performance record. The firm counts among its prestigious clients 61 of the largest 200 U.S. companies (as measured by Fortune magazine 4/97). A major benefit of the FundManager fund-of-funds structure is the economies of scale that emerge from the pooling of assets from among the thousands of individual and institutional shareholders in our funds. Because of our size, we are able to purchase the institutional class (minimum investment $5 million) of the PIMCO Total Return fund with the very low expense ratio of 0.43%.


Some bond managers focus solely on providing income, but Bill Gross believes this approach can mean sacrificing valuable capital appreciation. As a result, the fund is managed to produce maximum total return (income plus capital appreciation). The process of implementing PIMCO Total Return's investment strategy is exhaustive to say the least. Management meets annually with leading outside experts to develop a 3 to 5-year outlook for the economy and interest rates. On a quarterly basis, the investment professionals hold economic forums to determine how the outlook applies to upcoming months and to forecast specific influencing factors, including interest rate volatility, yield curve movements, and credit trends. While making the specific buy and sell decisions, Gross pays particular attention to the overall duration, sector weightings, yield-curve positioning, and credit quality of the overall portfolio. With the extensive resources and information flow that come from managing over $148 billion in fixed income assets, PIMCO's research of the credit worthiness and estimate of fair value in the pricing of individual bond issues is arguably second to none. Ongoing monitoring of the economy and the individual fixed-income securities is critical to making whatever adjustments are deemed necessary to maximize return potential and reduce volatility of the portfolio. Vitally important to PIMCO's success has been its use of innovative computer technology -- particularly proprietary programs used to identify investment opportunities, as well as to measure and stress-test securities.


Respectfully Submitted,


/s/ Martin S. Orgel


Martin S. Orgel

Shareholder Meeting Results
--------------------------------------------------------------------------------

A Special Meeting of the shareholders of FundManager Portfolios was held on May 20, 1998. On March 30, 1998, the record date for shareholders voting at the meeting, there were 13,502,906.948 total outstanding shares. The following items were considered and approved by shareholders and the results of their voting were as follows:


                                   ABSTENTIONS
                                  AND WITHHELD
                                                                   BROKER      AUTHORITY TO
        Agenda Item                FOR            AGAINST        NON-VOTES         VOTE
-------------------------- ------------------ --------------- --------------- -------------
1. Approve Master
   Investment Advisory
   Contract between
   FundManager Portfolios
   and each Portfolio and
   Freedom Capital
   Management
   Corporation               7,898,352.375        17,063.825      67,434.942
2. Ratify Ernst & Young
   as Independent
   Auditors                  7,933,765.776         4,488.164      44,597.202

Performance Summary
--------------------------------------------------------------------------------

Aggressive Growth Portfolio --
Financial Adviser Class
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Aggressive Growth Portfolio

The graph below illustrates the hypothetical investment of $10,000 in Financial Adviser Class of the Aggressive Growth Portfolio (AGP) from October 1, 1987 to September 30, 1998, compared to the Russell 2000 Index (R2000)+ and Lipper Capital Appreciation Funds Average (LCAA).++


[line chart]

 Date        R2000          AGP*           LCAA
------------------------------------------------
10/87        10,000        10,000         10,000
 9/88         8,731         8,919          8,201
 9/89        11,030        10,836         11,151
 9/90         9,350         7,894         10,250
 9/91        12,609        11,452         13,025
 9/92        13,406        12,476         13,909
 9/93        16,071        16,613         17,255
 9/94        16,598        17,057         17,514
 9/95        20,630        21,041         22,187
 9/96        23,120        23,804         25,635
 9/97        28,706        31,705         32,077
 9/98        24,966        25,674         30,762

[end chart]


Average Annual Total Returns** for the Period
Ended September 30, 1998
1 Year ................................................................ (17.0)%
5 Year ................................................................... 8.2%
10 Year ................................................................. 10.6%

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Portfolio's performance assumes the reinvestment of all dividends and distributions. The R2000 and LCAA have been adjusted to reflect reinvestment of dividends on securities in the index and average. Effective January 31, 1998, the fund imposed a maximum sales charge of 4.50%.

**Total returns quoted reflect all applicable sales charges.

+ The R2000 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The index is unmanaged.

++The LCAA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category and are not adjusted to reflect any sales charges. Each fund is reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.


Growth Portfolio -- Financial Adviser Class
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Growth Portfolio

The graph below illustrates the hypothetical investment of $10,000 in Financial Adviser Class of the Growth Portfolio (GP) from October 1, 1987 to September 30, 1998, compared to the Standard & Poor's 500 Index (S&P 500)+ and Lipper Growth Funds Average (LGA).++


[line chart]

 Date         GP*         S&P 500          LGA
------------------------------------------------
10/87                                     10,000
 9/88         9,258         8,759          8,926
 9/89        11,417        11,641         11,656
 9/90         9,779        10,564         10,035
 9/91        12,569        13,848         13,697
 9/92        13,754        15,370         14,747
 9/93        15,951        17,368         17,569
 9/94        16,664        18,011         17,883
 9/95        20,423        23,367         22,897
 9/96        23,172        28,120         26,046
 9/97        31,727        39,495         35,060
 9/98        31,026        43,077         36,137

[end chart]


Average Annual Total Returns** for the Four
Month Period Ended September 30, 1998
1 Year ................................................................ (6.6)%
5 Year ................................................................. 13.2%
10 Year ................................................................ 12.3%


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *The Portfolio's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LGA have been adjusted to reflect reinvestment of dividends on securities in the index and average. Effective January 31, 1998, the fund imposed a maximum sales charge of 4.50%.

**Total returns quoted reflect all applicable sales charges.

+ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
  The index is unmanaged.

++The LGA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category and are not adjusted to reflect any sales charges. Each fund is reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Performance Summary
--------------------------------------------------------------------------------

Growth with Income Portfolio --
Financial Adviser Class
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Growth with
Income Portfolio

The graph below illustrates the hypothetical investment of $10,000 in Financial Adviser Class of the Growth with Income Portfolio (GIP) from October 1, 1987 to September 30, 1998, compared to the Standard & Poor's 500 Index (S&P 500)+ and Lipper Growth & Income Funds Average (LG&IA).++


[line chart]

 Date         GIP*         S&P 500        LG&IA
------------------------------------------------
10/87        10,000        10,000         10,000
 9/88         9,657         8,759          9,282
 9/89        11,847        11,641         11,776
 9/90        10,090        10,564         10,269
 9/91        12,737        13,848         13,304
 9/92        13,987        15,370         14,651
 9/93        16,151        17,368         17,315
 9/94        16,688        18,011         17,941
 9/95        20,576        23,367         22,119
 9/96        23,401        28,120         25,899
 9/97        31,421        39,495         35,075
 9/98        30,915        43,077         34,602

[end chart]


Average Annual Total Returns** for the Period Ended September 30, 1998
1 Year ................................................................ (6.0)%
5 Year ................................................................. 12.8%
10 Year ................................................................ 11.8%


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *The Portfolio's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LG&IA have been adjusted to reflect reinvestment of dividends on securities in the index and average. Effective January 31, 1998, the fund imposed a maximum sales charge of 4.50%.

**Total returns quoted reflect all applicable sales charges.

 +The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
  The index is unmanaged.

++The LG&IA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category and are not adjusted to reflect any sales charges. Each Fund is reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Bond Portfolio -- Financial Adviser Class
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Bond Portfolio

The graph below illustrates the hypothetical investment of $10,000 in Financial Adviser Class of the Bond Portfolio (BP) from October 1, 1987 to September 30, 1998, compared to the Lehman Government/ Corporate Total Index (LG/CI)+ and Lipper General Bond Funds Average (LGBA).++


[line chart]

Date          BP*           LGBA           LG/CI
------------------------------------------------
10/87        10,000        10,000
 9/88        10,800        11,278
 9/89        11,543        12,554
 9/90        11,829        13,401
 9/91        13,564        15,528         13,936
 9/92        15,205        17,582         16,027
 9/93        16,786        19,597         18,071
 9/94        16,190        18,786         17,334
 9/95        17,868        21,482         19,339
 9/96        18,544        22,451         21,012
 9/97        20,111        24,604         23,332
 9/98        21,858        27,763         24,972

[end chart]


Average Annual Total Returns for the Period Ended September 30, 1998
1 Year .................................................................. 8.7%
5 Year .................................................................. 5.4%
10 Year ................................................................. 7.3%


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *The Portfolio's performance assumes the reinvestment of all dividends and distributions. The LG/CI and LGBA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

+ The LG/CI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The index is unmanaged.

++The LGBA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category and are not adjusted to reflect any sales charges. Each fund is reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. For this illustration, the LGBA began performance December 31, 1990. The index was assigned a beginning value of $12,362, the value of the Portfolio on December 31, 1990.

Performance Summary
--------------------------------------------------------------------------------

Managed Total Return Portfolio--
Financial Adviser Class
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Managed Total Return Portfolio

The graph below illustrates the hypothetical investment of $10,000 in Financial Adviser Class of the Managed Total Return Portfolio (MTRP) from August 4, 1988 (start of performance) to September 30, 1998, compared to the Lipper Balanced Funds Average (LBA)+ and Lehman Government/Corporate Total Index (LG/CI).++


[line chart]

Date        MTRP*         LBA            LG/CI
----------------------------------------------
9/87        10,000        10,000           0
9/88        10,140        10,134           0
9/89        11,672        12,186           0
9/90        11,161        11,531           0
9/91        12,711        14,467           0
9/92        13,785        15,968           0
9/93        15,277        18,233           0
9/94        15,298        18,233           0
9/95        17,490        21,752           0
9/96        18,815        24,498           0
9/97        22,092        30,451
9/98        22,461        31,918

[end chart]


Average Annual Total Returns** for the Period Ended September 30, 1998
1 Year ................................................................ (2.9)%
5 Year .................................................................. 7.0%
10 Year ................................................................. 8.3%


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *The Portfolio's performance assumes the reinvestment of all dividends and distributions. The LBA and LG/CI have been adjusted to reflect reinvestment of dividends on securities in the index and average. Effective January 31, 1998, the fund imposed a maximum sales charge of 4.50%.

**Total returns quoted reflect all applicable sales charges.

+ The LBA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category and are not adjusted to reflect any sales charges. Each fund is reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

++The LG/CI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The index is unmanaged.

International Portfolio --
Financial Adviser Class
--------------------------------------------------------------------------------

Growth of $10,000 Invested in
International Portfolio

The graph below illustrates the hypothetical investment of $10,000* in Financial Adviser Class of the International Portfolio (IP) from June 6, 1998 (start of performance) to September 30, 1998, compared to the Morgan Stanley Capital International Europe Australia Far East Index.(MSCI)+


[line chart]

Date          IP*          MSCI
--------------------------------
6/98         9,550        10,000
9/98         7,898         8,495

[end chart]

Average Annual Total Returns** for the Four-Month
Period Ended September 30,1998
Start of Performance (6/6/98)(cumulative) ............................. (21.0)%


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Portfolio after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Portfolio's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges.

+ The MSCI EAFE Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The index is unmanaged.

FundManager Portfolios
Schedule of Investments
September 30, 1998
--------------------------------------------------------------------------------

Aggressive Growth Portfolio
--------------------------------------------------------------------------------

High capital appreciation. Seeks capital appreciation without regard to current income.

                                                           Market
  Shares                   Mutual Fund                      Value
----------   ---------------------------------------   -----------
Small Cap Funds -- (14.6%)
    122      AIM Aggressive Growth .................   $     4,740
 87,179      Barron Asset ..........................     3,483,682
     24      John Hancock Regional Bank
             (Class A) .............................         1,140
                                                       -----------
             Total Small Cap Funds .................     3,489,562
                                                       -----------
Mid Cap Funds -- (48.1%)
149,896      FPA Capital ...........................     4,045,685
188,679      RBB Boston Partners Mid Cap
             Value .................................     1,864,151
204,106      T. Rowe Price Mid Cap Growth ..........     5,616,986
                                                       -----------
             Total Mid Cap Funds ...................    11,526,822
                                                       -----------
Large Cap Funds -- (24.8%)
190,957      Harbor Capital Appreciation ...........     5,921,576
                                                       -----------
Global Funds -- (0.0%)
     51      Mutual Discovery ......................           847
                                                       -----------
             Total Investments at Market Value
             (Cost $20,028,546) (a) ................    20,938,807
             Other assets net of liabilities (12.5%)     3,004,828
                                                       -----------
             Net Assets (100.0%) ...................   $23,943,635
                                                       ===========

[pie chart]

Mid Cap                            62.7%
Large Cap                          24.8%
Other Assets Net of Liabilities    12.5%

[end chart]

Growth Portfolio
--------------------------------------------------------------------------------

Modest capital appreciation. Primarily seeks long-term capital appreciation. Current income is a secondary consideration.

                                                          Market
  Shares                   Mutual Fund                     Value
----------   ---------------------------------------   -----------
Growth Funds -- (44.4%)
 56,025      Guardian Park Avenue ..................   $ 2,507,664
280,337      Vanguard Index Trust Growth ...........     7,168,209
280,848      Yacktman Fund .........................     3,389,836
                                                       -----------
             Total Growth Funds ....................    13,065,709
                                                       -----------
Value Funds -- (40.1%)
 14,399      Clipper Fund ..........................     1,004,916
168,567      Davis New York Venture ................     3,558,452
  7,884      Dodge & Cox Stock .....................       675,271
      7      FPA Paramount .........................            74
 46,405      MAS Value .............................       703,029
     51      Mutual Beacon .........................           638
 39,846      Sound Shore ...........................     1,019,657
244,033      Vanguard Index Trust Value ............     4,836,727
                                                       -----------
             Total Value Funds .....................    11,798,764
                                                       -----------
             Total Investments at Market Value
             (Cost $22,494,809) (b) ................    24,864,473
             Other assets net of liabilities (15.5%)     4,566,847
                                                       -----------
             Net Assets (100.0%) ...................   $29,431,320
                                                       ===========

[pie chart]

Growth                             44.4%
Value                              40.1%
Other Assets Net of Liabilities    15.5%

[end chart]



       (See Notes which are an integral part of the Financial Statements)

FundManager Portfolios
Schedule of Investments -- (continued)
September 30, 1998
--------------------------------------------------------------------------------

Growth with Income Portfolio
--------------------------------------------------------------------------------

Income and modest capital appreciation. Seeks a combination of capital appreciation and current income.

                                                          Market
  Shares                   Mutual Fund                     Value
---------   -----------------------------------------  -----------
Growth and Income Funds -- (54.3%)
546,076     AIM Charter .............................  $ 6,711,278
241,315     Fundamental Investors ...................    6,590,324
513,731     Lord Abbett Affiliated ..................    6,940,500
                                                       -----------
            Total Growth and Income Funds ...........   20,242,102
                                                       -----------
Balanced Funds -- (10.1%)
268,519     UAM FPA Crescent ........................    3,775,372
                                                       -----------
Equity Income Funds -- (34.7%)
160,558     Hotchkis & Wiley Equity Income ..........    3,135,695
199,731     T. Rowe Price Equity Income .............    5,009,262
152,585     Washington Mutual Investors .............    4,786,599
                                                       -----------
            Total Equity Income Funds ...............   12,931,556
                                                       -----------
            Total Investments at Market Value
            (Cost $33,845,983) (c)                      36,949,030
            Other assets net of liabilities (0.9%)         306,891
                                                       -----------
            Net Assets (100.0%) .....................  $37,255,921
                                                       ===========


[pie chart]

Growth and Income                  54.3%
Equity Income                      34.7%
Balanced                           10.1%
Other Assets Net of Liabilities     0.9%

[end chart]


Bond Portfolio
--------------------------------------------------------------------------------

Monthly income. Seeks a high level of current income.

                                                          Market
  Shares                   Mutual Fund                     Value
---------   ----------------------------------------   -----------
Short Maturity Funds -- (33.3%)
623,368     FPA New Income .........................   $ 6,938,084
557,594     MAS Fixed Income .......................     6,808,219
607,650     Vanguard Admiral Funds, Inc. -
            Short-Term U.S. Treasury ...............     6,289,165
                                                       -----------
            Total Short Maturity Funds .............    20,035,468
                                                       -----------
Intermediate Maturity Funds -- (54.2%)
502,852     Bond Fund of America ...................     6,868,959
499,021     MFS Bond Fund (Class A) ................     6,771,710
624,747     PIMCO Total Return .....................     6,928,446
642,774     Vanguard Admiral Funds, Inc. -
            Intermediate Term U.S. Treasury ........     7,179,764
324,836     Vanguard Fixed Income Securities
            Fund - Intermediate Term
            Corporate ..............................     3,342,560
127,741     Vanguard Fixed Income Securities
            Fund - Intermediate Term U.S.
            Treasury ...............................     1,453,685
                                                       -----------
            Total Intermediate Maturity Funds ......    32,545,124
                                                       -----------
Long Maturity Funds -- (12.2%)
320,315     Vanguard Admiral Funds, Inc. -
            Long-Term U.S. Treasury Portfolio ......     3,840,587
364,647     Vanguard Fixed Income Securities
            Fund - Long-Term Corporate
            Portfolio ..............................     3,482,376
                                                       -----------
            Total Long Maturity Funds ..............     7,322,963
                                                       -----------
            Total Investments at Market Value
            (Cost $57,348,946) (d) .................    59,903,555
            Other assets net of liabilities (0.3%)         176,454
                                                       -----------
            Net Assets (100.0%) ....................   $60,080,009
                                                       ===========

[pie chart]

Intermediate Maturity              54.2%
Short Maturity                     33.3%
Long Maturity                      12.2%
Other Assets Net of Liabilities     0.3%

[end chart]


       (See Notes which are an integral part of the Financial Statements)

FundManager Portfolios
Schedule of Investments -- (continued)
September 30, 1998
--------------------------------------------------------------------------------

Managed Total Return Portfolio
--------------------------------------------------------------------------------
Asset allocation. Seeks high total return through disciplined asset allocation.


                                                             Market
  Shares                     Mutual Fund                      Value
----------   -------------------------------------------   ----------
International Equity Funds -- (9.4%)
 23,815      BT Investment International Equity            $  492,502
 27,089      Tweedy, Browne Global Value ...............      423,937
                                                           ----------
             Total International Equity Funds ..........      916,439
                                                           ----------
Aggressive Growth Funds -- (5.0%)
  9,898      FPA Capital ...............................      267,137
  7,217      Harbor Capital Appreciation ...............      223,814
                                                           ----------
             Total Aggressive Growth Funds .............      490,951
                                                           ----------
Growth Funds -- (15.4%)
 11,174      Clipper Fund ..............................      779,866
 34,498      Davis New York Venture (Class A) ..........      728,248
                                                           ----------
             Total Growth Funds ........................    1,508,114
                                                           ----------
Growth and Income Funds -- (20.5%)
 34,903      Fundamental Investors .....................      953,213
 31,375      T. Rowe Price Equity Income ...............      786,885
 18,577      UAM FPA Cresent ...........................      261,187
                                                           ----------
             Total Growth and Income Funds .............    2,001,285
                                                           ----------
Fixed Income Funds -- (45.1%)
 80,604      Bond Fund of America ......................    1,101,044
156,376      MFS Bond ..................................    2,122,027
106,232      PIMCO Total Return ........................    1,178,119
                                                           ----------
             Total Fixed Income Funds ..................    4,401,190
                                                           ----------
             Total Investments at Market Value
             (Cost $9,649,161) (e) .....................    9,317,979
             Other assets net of liabilities (4.6%)           443,696
                                                           ----------
             Net Assets (100.0%) .......................   $9,761,675
                                                           ==========



[pie chart]

Fixed Income                       45.1%
Growth and Income                  20.5%
Growth                             15.4%
International Equity                9.4%
Aggressive Growth                   5.0%
Other Assets Net of Liabilities     4.6%

[end chart]



International Portfolio
--------------------------------------------------------------------------------

High capital appreciation. Seeks long-term capital appreciation without regard to current income.

                                                             Market
  Shares                    Mutual Fund                       Value
---------   -------------------------------------------   -----------
International Equity Funds -- (91.7%)
111,465     American AAdvantage International
            Equity ....................................   $ 1,731,051
 81,713     BT Investment International Equity              1,689,820
123,655     Janus Overseas ............................     2,118,218
 29,950     Nicholas-Applegate International
            Small Cap Growth ..........................       497,478
100,765     Putnam International Growth ...............     1,631,386
107,769     Tweedy, Browne Global Value ...............     1,686,586
                                                          -----------
            Total International Equity Funds ..........     9,354,539
                                                          -----------
            Total Investments at Market Value
            (Cost $11,377,899) (f) ....................     9,354,539
            Other assets net of liabilities (8.3%)            841,271
                                                          -----------
            Net Assets (100.0%) .......................   $10,195,810
                                                          ===========


[pie chart]

International Equity               91.7%
Other Assets Net of Liabilities     8.3%

[end chart]




       (See Notes which are an integral part of the Financial Statements)

FundManager Portfolios
Schedule of Investments -- (continued)
September 30, 1998
--------------------------------------------------------------------------------

(a) Aggregate cost for federal income tax purposes is $19,626,463. The gross unrealized appreciation is $2,344,447: the gross unrealized depreciation is $1,032,103, resulting in net unrealized appreciation of $1,312,344 for federal income tax purposes.

(b) Aggregate cost for federal income tax purposes is $22,489,461. The gross unrealized appreciation is $2,974,335: the gross unrealized depreciation is $602,557, resulting in net unrealized appreciation of $2,371,778 for federal income tax purposes.

(c) Aggregate cost for federal income tax purposes is $33,845,983. The gross unrealized appreciation is $3,558,763: the gross unrealized depreciation is $455,716, resulting in net unrealized appreciation of $3,103,047 for federal income tax purposes.

(d) Aggregate cost for federal income tax purposes is $57,348,946. The gross unrealized appreciation is $2,582,298: the gross unrealized depreciation is $27,689, resulting in net unrealized appreciation of $2,554,609 for federal income tax purposes.

(e) Aggregate cost for federal income tax purposes is $9,648,391. The gross unrealized appreciation is $130,219: the gross unrealized depreciation is $460,631, resulting in net unrealized depreciation of $330,412 for federal income tax purposes.

(f) Aggregate cost for federal income tax purposes is $11,377,898. The gross unrealized appreciation is $0: the gross unrealized depreciation is $2,023,360, resulting in net unrealized depreciation of $2,023,360 for federal income tax purposes.

Note: The Growth Portfolio designates $6,605,131 of the dividends paid during the year ended September 30, 1998, as capital gain dividends for federal income tax purposes. The Aggressive Growth Portfolio designates $5,389,371 of the dividends paid during the year ended September 30,1998, as capital gain dividends for federal income tax purposes. The Growth with Income Portfolio designates $5,800,818 of the dividends paid during the year ended September 30, 1998 as capital gains dividends for federal income tax purposes. The Managed Total Return Portfolio designates $1,001,878 of the dividends paid during the year ended September 30, 1998 as capital gain dividends for federal income tax purposes.


       (See Notes which are an integral part of the Financial Statements)

FundManager Portfolios
Statement of Assets and Liabilities
September 30, 1998
--------------------------------------------------------------------------------


                                          Aggressive
                                            Growth           Growth
                                           Portfolio        Portfolio
                                       ---------------- ----------------
Assets:
 Investments, at value* ..............   $ 20,938,807     $ 24,864,473
 Cash ................................        187,006          557,348
 Receivable for investments sold            2,815,341        4,031,541
 Receivable for fund shares sold......         46,968           26,562
 Dividend receivable .................             --               --
 Prepaid expenses ....................             --               --
 Miscellaneous receivable ............             --              452
                                         ------------     ------------
  Total assets .......................     23,988,122       29,480,376
                                         ------------     ------------
Liabilities:
 Payable for fund shares
 redeemed ............................         28,133           17,450
 Distribution expense payable ........          6,289           16,021
 Accrued Expenses ....................         10,065           15,585
                                         ------------     ------------
  Total liabilities ..................         44,487           49,056
                                         ------------     ------------
Net Assets ...........................   $ 23,943,635     $ 29,431,320
                                         ============     ============
Financial Adviser Class:
 Shares Outstanding ..................      1,701,201        1,986,992
 Net Assets ..........................   $ 23,943,635     $ 29,431,320
 Net Asset Value .....................   $      14.07     $      14.81
                                         ============     ============
Net Assets consist of:
 Paid in capital .....................   $ 19,196,564     $ 22,127,428
 Undistributed (distribution in
  excess of) net investment
  income .............................       (381,832)        (144,206)
 Accumulated realized gain (loss)           4,218,642        5,078,434
 Net unrealized appreciation
 (depreciation) ......................        910,261        2,369,664
                                         ------------     ------------
Net Assets ...........................   $ 23,943,635     $ 29,431,320
                                         ============     ============
 *Investments, at cost ...............   $ 20,028,546     $ 22,494,809
                                         ============     ============
Offering Price Per Share
(100/95.50 of Net Asset Value) .......   $      14.73     $      15.51



                                          Growth with                          Managed
                                            Income             Bond         Total Return    International
                                           Portfolio         Portfolio        Portfolio       Portfolio
                                       ---------------- ------------------ -------------- ----------------
Assets:
 Investments, at value* ..............   $ 36,949,030     $ 59,903,555      $ 9,317,979    $   9,354,539
 Cash ................................        363,562          216,453          455,219          827,962
 Receivable for investments sold                   --               --               --               --
 Receivable for fund shares sold......         16,807               58              499           19,100
 Dividend receivable .................             --           41,425           12,553               --
 Prepaid expenses ....................             --               --               --           17,871
 Miscellaneous receivable ............             --           20,196            9,664               --
                                         ------------     ------------      -----------    -------------
  Total assets .......................     37,329,399       60,181,687        9,795,914       10,219,472
                                         ------------     ------------      -----------    -------------
Liabilities:
 Payable for fund shares
 redeemed ............................         18,700           61,981               --           10,964
 Distribution expense payable ........         39,092           33,584           21,367               --
 Accrued Expenses ....................         15,686            6,113           12,872           12,698
                                         ------------     ------------      -----------    -------------
  Total liabilities ..................         73,478          101,678           34,239           23,662
                                         ------------     ------------      -----------    -------------
Net Assets ...........................   $ 37,255,921     $ 60,080,009      $ 9,761,675    $  10,195,810
                                         ============     ============      ===========    =============
Financial Adviser Class:
 Shares Outstanding ..................      2,323,640        5,704,681          903,317        1,232,125
 Net Assets ..........................   $ 37,255,921     $ 60,080,009      $ 9,761,675    $  10,195,810
 Net Asset Value .....................   $      16.03     $      10.53      $     10.81    $        8.27
                                         ============     ============      ===========    =============
Net Assets consist of:
 Paid in capital .....................   $ 29,114,102     $ 60,052,616      $ 8,601,762    $  12,294,359
 Undistributed (distribution in
  excess of) net investment
  income .............................         56,653           (9,964)          36,186          (84,700)
 Accumulated realized gain (loss)           4,982,119       (2,517,252)       1,454,909            9,511
 Net unrealized appreciation
 (depreciation) ......................      3,103,047        2,554,609         (331,182)      (2,023,360)
                                         ------------     ------------      -----------    -------------
Net Assets ...........................   $ 37,255,921     $ 60,080,009      $ 9,761,675    $  10,195,810
                                         ============     ============      ===========    =============
 *Investments, at cost ...............   $ 33,845,983     $ 57,348,946      $ 9,649,161    $  11,377,899
                                         ============     ============      ===========    =============
Offering Price Per Share
(100/95.50 of Net Asset Value) .......         $16.79           $10.53***        $11.32            $8.66

*** Offering price for Bond Portfolio equals net asset value as no sales charge is imposed on purchases of this Portfolio.

       (See Notes which are an integral part of the Financial Statements)

FundManager Portfolios
Statement of Operations
Fiscal Year Ended September 30, 1998
--------------------------------------------------------------------------------

                                           Aggressive
                                             Growth          Growth
                                           Portfolio       Portfolio
                                        --------------- ---------------
Income:
 Dividend income ......................  $    347,795    $     505,060
Expenses:
 Advisory fees ........................       179,155          189,945
 Transfer agent fees ..................        59,199           57,665
 Distribution and shareholder
 service expenses .....................       170,157          183,409
 Administrative fees ..................        95,063           94,943
 Audit fees ...........................        41,237           39,415
 Printing & Postage ...................        11,607           13,353
 Custodian and fund
 accounting fees ......................        33,042           33,039
 Legal fees ...........................         8,846           12,916
 Registration fees ....................        20,337            8,281
 Trustee fees .........................         4,921            4,692
 Insurance expense ....................           646              722
 Miscellaneous ........................         2,657            2,165
                                         ------------    -------------
  Total expenses ......................       626,867          640,545
 Waiver of administrative fee .........          (879)            (809)
 Custodian earnings credits ...........       (21,798)         (19,300)
                                         ------------    -------------
  Net expenses ........................       604,190          620,436
                                         ------------    -------------
Net investment income .................      (256,395)        (115,376)
                                         ------------    -------------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized gains on
 investments ..........................     2,281,006        3,024,872
 Net realized gains received from
 underlying funds .....................     3,214,210        2,402,780
 Net change in unrealized
 appreciation (depreciation) ..........    (7,978,242)      (4,686,132)
                                         ------------    -------------
Net realized and unrealized gain
(loss) on investments .................    (2,483,026)         741,520
                                         ------------    -------------
 Net increase (decrease) in net
 assets resulting from operations        $ (2,739,421)   $     626,144
                                         ============    =============



                                          Growth with                     Managed
                                             Income          Bond       Total Return    International
                                           Portfolio      Portfolio      Portfolio       Portfolio*
                                        --------------- ------------- --------------- ----------------
Income:
 Dividend income ......................  $     721,578   $3,469,778    $     415,766    $        372
Expenses:
 Advisory fees ........................        209,030      283,059           54,131          17,802
 Transfer agent fees ..................         49,173       47,553           25,908           5,981
 Distribution and shareholder
 service expenses .....................        204,497      275,559           54,124          17,798
 Administrative fees ..................         95,799      103,110           67,963          24,041
 Audit fees ...........................         39,130       38,856           37,557              --
 Printing & Postage ...................          9,868       11,312            7,037           2,495
 Custodian and fund
 accounting fees ......................         34,045       38,472           22,500           7,130
 Legal fees ...........................          9,868       10,329            2,490           1,996
 Registration fees ....................          8,507        8,853            9,743          13,462
 Trustee fees .........................          4,423        6,394            2,490             998
 Insurance expense ....................            681          985              217              --
 Miscellaneous ........................          2,043        2,951            2,490             499
                                         -------------   ----------    -------------    ------------
  Total expenses ......................        667,064      827,433          286,650          92,202
 Waiver of administrative fee .........           (883)      (1,381)            (260)             --
 Custodian earnings credits ...........        (16,150)     (19,324)         (21,723)         (7,130)
                                         -------------   ----------    -------------    ------------
  Net expenses ........................        650,031      806,728          264,667          85,072
                                         -------------   ----------    -------------    ------------
Net investment income .................         71,547    2,663,050          151,099         (84,700)
                                         -------------   ----------    -------------    ------------
Realized and Unrealized Gain (Loss) on
Investments:
 Net realized gains on
 investments ..........................      1,885,633      890,567        1,002,327           9,511
 Net realized gains received from
 underlying funds .....................      3,494,631      309,005          669,980              --
 Net change in unrealized
 appreciation (depreciation) ..........     (5,606,653)     908,096       (1,614,021)     (2,023,360)
                                         -------------   ----------    -------------    ------------
Net realized and unrealized gain
(loss) on investments .................       (226,389)   2,107,668           58,286      (2,013,849)
                                         -------------   ----------    -------------    ------------
 Net increase (decrease) in net
 assets resulting from operations        $    (154,842)  $4,770,718    $     209,385    $ (2,098,549)
                                         =============   ==========    =============    ============

* Portfolio commenced operations on June 6, 1998.

       (See Notes which are an integral part of the Financial Statements)

FundManager Portfolios
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                           Aggressive Growth Portfolio
                                                                        ---------------------------------
                                                                                   Year Ended
                                                                                  September 30,
                                                                              1998             1997
                                                                        ---------------- ----------------
Increase (decrease) in Net Assets from:
Operations
 Net investment income (loss) .........................................  $     (256,395)  $     (272,391)
 Net realized gain (loss) on investments and underlying funds .........       5,495,216        3,664,284
 Change in unrealized appreciation (depreciation) .....................      (7,978,242)       5,133,734
                                                                         --------------   --------------
  Net increase (decrease) in net assets resulting from
  operations ..........................................................      (2,739,421)       8,525,627
                                                                         --------------   --------------
Financial Adviser Class
Dividends and distributions from:
 Net investment income ................................................        (806,597)        (147,770)
 Net realized gains ...................................................      (3,851,235)      (4,353,531)
                                                                         --------------   --------------
  Total distributions .................................................      (4,657,832)      (4,501,301)
                                                                         --------------   --------------
Capital share transactions:
 Proceeds from sales of shares ........................................      12,072,686        8,781,300
 Reinvestment of dividends ............................................       4,313,633        4,412,280
 Payments for shares redeemed .........................................     (21,325,338)     (19,564,579)
                                                                         --------------   --------------
  Total from share transactions .......................................      (4,939,019)      (6,370,999)
                                                                         --------------   --------------
No-Load Class
 Dividends and distributions from:
 Net investment income ................................................         (52,885)         (14,095)
 Net realized gains ...................................................        (204,489)        (176,417)
                                                                         --------------   --------------
  Total distributions .................................................        (257,374)        (190,512)
                                                                         --------------   --------------
Capital share transactions:
 Proceeds from sales of shares ........................................         454,507          696,951
 Reinvestment of dividends ............................................         247,873            1,639
 Payments for shares redeemed .........................................      (2,285,887)        (417,057)
                                                                         --------------   --------------
  Total from share transactions .......................................      (1,583,507)         281,533
                                                                         --------------   --------------
Total Increase (Decrease) in Net Assets ...............................     (14,177,153)      (2,255,652)
Net Assets:
 Beginning of year ....................................................      38,120,788       40,376,440
                                                                         --------------   --------------
 End of year ..........................................................  $   23,943,635   $   38,120,788
                                                                         ==============   ==============
  Undistributed Net Investment Income .................................  $           --   $        9,012
                                                                         ==============   ==============
Shares Outstanding:
Financial Adviser Class
 Beginning of year ....................................................       1,963,321        2,318,177
 Shares sold ..........................................................         715,177          535,301
 Reinvestment of dividends ............................................         275,632          292,718
 Shares redeemed ......................................................      (1,252,928)      (1,182,875)
                                                                         --------------   --------------
 End of year ..........................................................       1,701,201        1,963,321
                                                                         ==============   ==============
No-Load Class
 Beginning of year ....................................................         103,510           84,732
 Shares sold ..........................................................          25,734           43,615
 Reinvestment of dividends ............................................          15,798              106
 Shares redeemed ......................................................        (145,042)         (24,943)
                                                                         --------------   --------------
 End of year ..........................................................              --          103,510
                                                                         ==============   ==============



                                                                                Growth Portfolio
                                                                        --------------------------------
                                                                                   Year Ended
                                                                                 September 30,
                                                                              1998             1997
                                                                        ---------------- ---------------
Increase (decrease) in Net Assets from:
Operations
 Net investment income (loss) .........................................  $     (115,376)  $     80,281
 Net realized gain (loss) on investments and underlying funds .........       5,427,652      5,911,570
 Change in unrealized appreciation (depreciation) .....................      (4,686,132)     3,662,887
                                                                         --------------   ------------
  Net increase (decrease) in net assets resulting from
  operations ..........................................................         626,144      9,654,738
                                                                         --------------   ------------
Financial Adviser Class
Dividends and distributions from:
 Net investment income ................................................        (561,585)      (510,906)
 Net realized gains ...................................................      (5,379,099)    (3,077,506)
                                                                         --------------   ------------
  Total distributions .................................................      (5,940,684)    (3,588,412)
                                                                         --------------   ------------
Capital share transactions:
 Proceeds from sales of shares ........................................      11,237,552      5,445,210
 Reinvestment of dividends ............................................       5,552,487      3,236,436
 Payments for shares redeemed .........................................     (14,818,143)    (8,184,865)
                                                                         --------------   ------------
  Total from share transactions .......................................       1,971,896        496,781
                                                                         --------------   ------------
No-Load Class
 Dividends and distributions from:
 Net investment income ................................................         (21,512)       (26,438)
 Net realized gains ...................................................        (190,374)      (116,120)
                                                                         --------------   ------------
  Total distributions .................................................        (211,886)      (142,558)
                                                                         --------------   ------------
Capital share transactions:
 Proceeds from sales of shares ........................................         334,657        465,686
 Reinvestment of dividends ............................................         203,743          6,380
 Payments for shares redeemed .........................................      (1,652,357)      (309,640)
                                                                         --------------   ------------
  Total from share transactions .......................................      (1,113,957)       162,426
                                                                         --------------   ------------
Total Increase (Decrease) in Net Assets ...............................      (4,668,487)     6,582,975
Net Assets:
 Beginning of year ....................................................      34,099,807     27,516,832
                                                                         --------------   ------------
 End of year ..........................................................  $   29,431,320   $ 34,099,807
                                                                         ==============   ============
  Undistributed Net Investment Income .................................  $           --   $         --
                                                                         ==============   ============
Shares Outstanding:
Financial Adviser Class
 Beginning of year ....................................................       1,843,969      1,776,631
 Shares sold ..........................................................         666,690        356,666
 Reinvestment of dividends ............................................         362,197        230,169
 Shares redeemed ......................................................        (885,864)      (519,497)
                                                                         --------------   ------------
 End of year ..........................................................       1,986,992      1,843,969
                                                                         ==============   ============
No-Load Class
 Beginning of year ....................................................          70,876         58,324
 Shares sold ..........................................................          19,526         30,883
 Reinvestment of dividends ............................................          13,256            397
 Shares redeemed ......................................................        (103,657)       (18,728)
                                                                         --------------   ------------
 End of year ..........................................................              --         70,876
                                                                         ==============   ============


       (See Notes which are an integral part of the Financial Statements)

FundManager Portfolios
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                             International
  Growth with Income Portfolio               Bond Portfolio              Managed Total Return Portfolio        Portfolio
---------------------------------   ---------------------------------   ---------------------------------   --------------
           Year Ended                          Year Ended                          Year Ended                Period Ended
          September 30,                       September 30,                       September 30,              September 30,
      1998              1997              1998              1997              1998              1997             1998*
---------------   ---------------   ---------------   ---------------   ---------------   ---------------   --------------
 $     71,547      $    501,155      $   2,663,050     $   3,459,316     $    151,099      $    263,642      $    (84,700)
    5,380,264         5,684,405          1,199,572            41,868        1,672,307         1,051,278             9,511)
   (5,606,653)        3,631,243            908,096         1,923,463       (1,614,021)          540,852        (2,023,360)
 ------------      ------------      -------------     -------------     ------------      ------------      ------------

     (154,842)        9,816,803          4,770,718         5,424,647          209,385         1,855,772        (2,098,549)
 ------------      ------------      -------------     -------------     ------------      ------------      ------------

     (745,365)         (693,670)        (3,199,284)       (3,534,481)        (284,225)         (385,086)               --
   (5,060,401)       (4,130,314)                --                --       (1,001,878)         (889,268)               --
 ------------      ------------      -------------     -------------     ------------      ------------      ------------
   (5,805,766)       (4,823,984)        (3,199,284)       (3,534,481)      (1,286,103)       (1,274,354)               --
 ------------      ------------      -------------     -------------     ------------      ------------      ------------

    8,739,488         5,226,373         15,451,056        27,364,356          804,996         1,198,275        12,727,934
    5,338,014         4,215,023          1,629,827         1,647,269        1,241,594         1,320,233
   (8,098,887)       (8,502,204)       (22,008,626)      (37,319,454)      (2,814,504)       (3,616,172)         (433,575)
 ------------      ------------      -------------     -------------     ------------      ------------      ------------
    5,978,615           939,192         (4,927,743)       (8,307,829)        (767,914)       (1,097,664)       12,294,359
 ------------      ------------      -------------     -------------     ------------      ------------      ------------

      (20,452)          (25,855)           (97,109)         (125,228)              --                --                --
     (123,575)          (97,318)                --                --               --                --                --
 ------------      ------------      -------------     -------------     ------------      ------------      ------------
     (144,027)         (123,173)           (97,109)         (125,228)              --                --                --
 ------------      ------------      -------------     -------------     ------------      ------------      ------------

      295,796           294,004            380,169           655,314               --                --                --
      138,956            16,388             95,245            67,264               --                --                --
   (1,127,347)         (237,458)        (2,720,148)         (555,748)              --                --                --
 ------------      ------------      -------------     -------------     ------------      ------------      ------------
     (692,595)           72,934         (2,244,733)          166,830               --                --                --
 ------------      ------------      -------------     -------------     ------------      ------------      ------------
     (818,615)        5,881,772         (5,698,151)       (6,376,061)      (1,844,632)         (516,246)       10,195,810

   38,074,536        32,192,764         65,778,160        72,154,221       11,606,307        12,122,553                --
 ------------      ------------      -------------     -------------     ------------      ------------      ------------
 $ 37,255,921      $ 38,074,536      $  60,080,009     $  65,778,160     $  9,761,675      $ 11,606,307      $ 10,195,810
 ============      ============      =============     =============     ============      ============      ============
 $         --      $         --      $          --     $     470,672     $     36,186      $     59,883      $         --
 ============      ============      =============     =============     ============      ============      ============

    1,965,232         1,891,259          6,184,570         7,015,708          962,429         1,058,564                --
      487,108           298,724          1,501,298         2,689,498           70,171           105,534         1,278,370
      325,003           273,767            158,828           163,682          113,991           122,005                --
     (453,704)         (498,518)        (2,140,015)       (3,684,318)        (243,273)         (323,675)          (46,245)
 ------------      ------------      -------------     -------------     ------------      ------------      ------------
    2,323,640         1,965,232          5,704,681         6,184,570          903,317           962,428         1,232,125
 ============      ============      =============     =============     ============      ============      ============

       42,633            37,188            214,806           198,015               --                --                --
       16,346            18,095             36,698            64,621               --                --                --
        8,556             1,049              9,212             6,665               --                --                --
      (67,534)          (13,699)          (260,716)          (54,496)              --                --                --
 ------------      ------------      -------------     -------------     ------------      ------------      ------------
           --            42,633                 --           214,805               --                --                --
 ============      ============      =============     =============     ============      ============      ============

* Portfolio commenced investment operations on June 6, 1998.

       (See Notes which are an integral part of the Financial Statements)

Aggressive Growth Portfolio: Financial Adviser Class
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the:

                                                             Year Ended September 30,
                                                         --------------------------------
                                                              1998            1997
                                                         ------------- ------------------
Net Asset Value, beginning of period ...................   $   18.44      $    16.80
                                                           ---------      ----------
Income from investment operations
 Net investment income (loss) ..........................        0.16           (0.12)(b)
 Net realized and unrealized gain on
 investments ...........................................       (2.34)           3.75
                                                           ---------      ----------
  Total from investment operations .....................       (2.18)           3.63
                                                           ---------      ----------
Less distributions
 Distributions from net investment income ..............       (0.38)          (0.07)
 Distributions from net realized gain on
 investments ...........................................       (1.81)          (1.92)
                                                           ---------      ----------
  Total distributions ..................................       (2.19)          (1.99)
                                                           ---------      ----------
Net Asset Value, end of period .........................   $   14.07      $    18.44
                                                           =========      ==========
Total return(c) ........................................      (13.03)%         24.16%
Ratios/Supplemental data
 Net assets, end of period (in 000's) ..................   $  23,944      $   36,200
 Ratio of expenses to average net assets ...............        1.78%           1.59%
 Ratio of net investment income to average net
 assets ................................................       (0.74)%         (0.70)%
 Ratio of expense waivers to average net assets(d) .....          --            0.03%
 Portfolio turnover ....................................          38%             56%
 Paid from realized net short-term gain ................   $      --      $     0.28



                                                                   Year Ended September 30,
                                                         --------------------------------------------
                                                               1996          1995(a)         1994
                                                         ---------------- ------------- -------------
Net Asset Value, beginning of period ...................    $   18.31       $   15.57     $   16.70
                                                            ---------       ---------     ---------
Income from investment operations
 Net investment income (loss) ..........................         0.12(b)        (0.13)        (0.08)
 Net realized and unrealized gain on
 investments ...........................................         1.64            3.70          0.62
                                                            ---------       ---------     ---------
  Total from investment operations .....................         1.76            3.57          0.54
                                                            ---------       ---------     ---------
Less distributions
 Distributions from net investment income ..............        (0.38)             --            --
 Distributions from net realized gain on
 investments ...........................................        (2.89)          (0.83)        (1.67)
                                                            ---------       ---------     ---------
  Total distributions ..................................        (3.27)          (0.83)        (1.67)
                                                            ---------       ---------     ---------
Net Asset Value, end of period .........................    $   16.80       $   18.31     $   15.57
                                                            =========       =========     =========
Total return(c) ........................................        12.10%          24.30%         3.30%
Ratios/Supplemental data
 Net assets, end of period (in 000's) ..................    $  38,944       $  33,668     $  37,766
 Ratio of expenses to average net assets ...............         1.67%           1.65%         1.70%
 Ratio of net investment income to average net
 assets ................................................         0.74%          (0.68)%       (0.57)%
 Ratio of expense waivers to average net assets(d) .....         0.06%             --            --
 Portfolio turnover ....................................          158%             50%           43%
 Paid from realized net short-term gain ................    $    0.27       $    0.04     $    0.25

--------------------------------------------------------------------------------
(a) On February 21, 1995, Freedom Capital Management Corporation became the Investment Adviser.
(b) Per share information is based on average shares outstanding. (c) Based on net asset value, which does not reflect the sales charge payable on purchases of shares. Effective January 31, 1998, the Portfolio imposed a maximum sales charge of 4.50%.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

       (See Notes which are an integral part of the Financial Statements)

Aggressive Growth Portfolio: No-Load Class
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the:

                                                                         Year Ended September 30,
                                                              -----------------------------------------------
                                                                    1998(a)          1997          1996
                                                              ------------------ ----------- ----------------
Net Asset Value, beginning of period ........................    $    18.56        $ 16.91      $  18.31
                                                                 ----------        -------      --------
Income from investment operations
 Net investment income (loss) ...............................          0.29 (b)      (0.04)         0.04(b)
 Net realized and unrealized gain (loss) on investments .....         (1.63)          3.76          1.83
                                                                 ----------        -------      --------
  Total from investment operations ..........................         (1.34)          3.72          1.87
                                                                 ----------        -------      --------
Less distributions
 Distributions from net investment income ...................         (0.47)         (0.15)        (0.38)
 Distributions from net realized gain on investments ........         (1.82)         (1.92)        (2.89)
                                                                 ----------        -------      --------
  Total distributions .......................................         (2.29)         (2.07)        (3.27)
                                                                 ----------        -------      --------
Net Asset Value, end of period ..............................    $    14.93        $ 18.56      $  16.91
                                                                 ==========        =======      ========
Total return(c) .............................................         (7.88)%(e)     24.76%        12.77%
Ratios/Supplemental data
 Net assets, end of period (in 000's) .......................    $       --        $ 1,921      $  1,432
 Ratio of expenses to average net assets ....................          1.21%(f)       1.12%         1.15%
 Ratio of net investment income to average net assets .......         (0.22)%(f)     (0.25)%        0.24%
 Ratio of expense waivers to average net assets(d) ..........            --(f)        0.03%         0.06%
 Portfolio turnover .........................................            38%            51%          158%
 Paid from realized net short-term gain .....................    $       --        $  0.28      $   0.27

--------------------------------------------------------------------------------
(a) As of September 23, 1998, the No-Load Class was no longer offered and ceased to exist.
(b) Per share information is based on average shares outstanding. (c) Based on net asset value. (d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(e) Not annualized.
(f) Annualized.

       (See Notes which are an integral part of the Financial Statements)

Growth Portfolio: Financial Adviser Class
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the:

                                                                                Year Ended September 30,
                                                         ----------------------------------------------------------------------
                                                             1998           1997             1996         1995(a)       1994
                                                         ------------ ---------------- ---------------- ----------- -----------
Net Asset Value, beginning of period ...................   $ 17.81       $  14.99         $  16.14        $ 14.09     $ 14.62
                                                           -------       --------         --------        -------     -------
Income from investment operations
 Net investment income (loss) ..........................      0.18           0.04(b)          0.01(b)       (0.02)      (0.05)
 Net realized and unrealized gain (loss) on
 investments ...........................................     (0.48)          4.91             1.85           2.99        0.69
                                                           -------       --------         --------        -------     -------
  Total from investment operations .....................     (0.30)          4.95             1.86           2.97        0.64
                                                           -------       --------         --------        -------     -------
Less distributions
 Distributions from net investment income ..............     (0.26)         (0.30)           (0.24)            --          --
 Distributions from net realized gain on
 investments ...........................................     (2.44)         (1.83)           (2.77)         (0.92)      (1.17)
                                                           -------       --------         --------        -------     -------
  Total distributions ..................................     (2.70)         (2.13)           (3.01)         (0.92)      (1.17)
                                                           -------       --------         --------        -------     -------
Net asset value, end of period .........................   $ 14.81       $  17.81         $  14.99        $ 16.14     $ 14.09
                                                           =======       ========         ========        =======     =======
Total return(c) ........................................     (2.21)%        36.92%           13.46%         22.60%       4.50%
Ratios/Supplemental data
 Net assets, end of period (in 000's) ..................   $29,431       $ 32,835         $ 26,639        $26,022     $34,205
 Ratio of expenses to average net assets ...............      1.70%          1.65%            1.61%          1.71%       1.71%
 Ratio of net investment income (loss) to
 average net assets ....................................     (0.32)%         0.23%            0.05%         (0.11)%     (0.52)%
 Ratio of expense waivers to average net assets(d) .....        --           0.05%            0.06%            --          --
 Portfolio turnover ....................................        33%            95%              93%            68%         44%
 Paid from realized net short-term gain ................   $  0.28       $   0.12         $   0.48        $  0.10     $  0.22

--------------------------------------------------------------------------------
(a) On February 21, 1995, Freedom Capital Management Corporation became the Investment Adviser.
(b) Per share information is based on average shares outstanding. (c) Based on net asset value, which does not reflect the sales charge payable on purchases of shares. Effective January 31, 1998, the Portfolio imposed a maximum sales charge of 4.50%.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

       (See Notes which are an integral part of the Financial Statements)

Growth Portfolio: No-Load Class
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the:

                                                                            Year Ended September 30,
                                                              ----------------------------------------------------
                                                                    1998(a)            1997             1996
                                                              ------------------ ---------------- ----------------
Net Asset Value, beginning of period ........................    $    17.84         $  15.04         $  16.14
                                                                 ----------         --------         --------
Income from investment operations
 Net investment income (loss) ...............................          0.26(b)          0.11(b)         (0.06)(b)
 Net realized and unrealized gain (loss) on investments .....          0.15             4.93             2.02
                                                                 ----------         --------         --------
  Total from investment operations ..........................          0.41             5.04             1.96
                                                                 ----------         --------         --------
Less distributions
 Distributions from net investment income ...................         (0.28)           (0.41)           (0.29)
 Distributions from net realized gain on investments ........         (2.44)           (1.83)           (2.77)
                                                                 ----------         --------         --------
  Total distributions .......................................         (2.72)           (2.24)           (3.06)
                                                                 ----------         --------         --------
Net asset value, end of period ..............................    $    15.53         $  17.84         $  15.04
                                                                 ==========         ========         ========
Total return(c) .............................................          2.45%(e)        37.59%           14.21%
Ratios/Supplemental data
 Net assets, end of period (in 000's) .......................    $       --         $  1,264         $    877
 Ratio of expenses to average net assets ....................          1.15%(f)         1.15%            1.30%
 Ratio of net investment income to average net assets .......          0.08%(f)         0.69%           (0.39)%
 Ratio of expense waivers to average net assets(d) ..........            --(f)          0.03%            0.06%
 Portfolio turnover .........................................            33%              95%              98%
 Paid from realized net short-term gain .....................    $     0.28         $   0.12         $     --

--------------------------------------------------------------------------------
(a) As of September 23, 1998, the No-Load Class was no longer offered and ceased to exist.
(b) Per share information is based on average shares outstanding. (c) Based on net asset value. (d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(e) Not annualized.
(f) Annualized.

       (See Notes which are an integral part of the Financial Statements)

Growth with Income Portfolio: Financial Adviser Class
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the:

                                                                             Year Ended September 30,
                                                    --------------------------------------------------------------------------
                                                        1998            1997              1996          1995(a)       1994
                                                    ------------ ----------------- ----------------- ------------ ------------
Net Asset Value, beginning of period ..............   $  18.97      $   16.69         $   18.28       $  15.99     $  16.50
                                                      --------      ---------         ---------       --------     --------
Income from investment operations
 Net investment income ............................       0.37           0.26(b)           0.60(b)        0.27         0.35
 Net realized and unrealized gain (loss) on
 investments ......................................      (0.62)          4.78              1.60           3.19         0.18
                                                      --------      ---------         ---------       --------     --------
  Total from investment operations ................      (0.25)          5.04              2.20           3.46         0.53
                                                      --------      ---------         ---------       --------     --------
Less distributions
 Distributions from net investment income .........      (0.34)         (0.43)            (0.86)         (0.33)       (0.30)
 Distributions from net realized gain on
 investments ......................................      (2.35)         (2.33)            (2.93)         (0.84)       (0.74)
                                                      --------      ---------         ---------       ---------    ---------
  Total distributions .............................      (2.69)         (2.76)            (3.79)         (1.17)       (1.04)
                                                      --------      ---------         ---------       ---------    ---------
Net Asset Value, end of period ....................   $  16.03      $   18.97         $   16.69       $  18.28     $  15.99
                                                      ========      =========         =========       =========    =========
Total return(c) ...................................      (1.61)%        34.27%            13.73%         23.30%        3.30%
Ratios/Supplemental data
 Net assets, end of period (in 000's) .............   $ 37,256      $  37,274         $  31,571       $ 35,643     $ 52,595
 Ratio of expenses to average net assets ..........       1.61%          1.62%             1.77%          1.59%        1.55%
 Ratio of net investment income to average net
 assets ...........................................       0.16%          1.49%             3.57%          1.72%        1.88%
 Ratio of waiver to average net assets(d) .........         --           0.05%             0.06%            --           --
 Portfolio turnover ...............................         14%            61%               85%            12%          35%
 Paid from realized net short-term gain ...........   $   0.31      $      --         $    0.06       $     --     $   0.14

--------------------------------------------------------------------------------
(a) On February 21, 1995, Freedom Capital Management Corporation became the Investment Adviser.
(b) Per share information is based on average shares outstanding. (c) Based on net asset value, which does not reflect the sales charge payable on purchases of shares. Effective January 31, 1998, the Portfolio imposed a maximum sales charge of 4.50%.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

       (See Notes which are an integral part of the Financial Statements)

Growth with Income Fund Portfolio: No-Load Class
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the:

                                                                       Year Ended September 30,
                                                         -----------------------------------------------------
                                                              1998(a)             1997              1996
                                                         ----------------- ----------------- -----------------
Net Asset Value, beginning of period ...................    $    18.77        $   16.71         $   18.28
                                                            ----------        ---------         ---------
Income from investment operations
 Net investment income .................................          0.43(b)          0.32(b)           0.39(b)
 Net realized and unrealized gain (loss) on investments           0.05             4.75              1.86
                                                            ----------        ---------         ---------
  Total from investment operations .....................          0.48             5.07              2.25
                                                            ----------        ---------         ---------
Less distributions
 Distributions from net investment income ..............         (0.39)           (0.68)            (0.89)
 Distributions from net realized gain on investments+ ..         (2.35)           (2.33)            (2.93)
                                                            ----------        ---------         ---------
  Total distributions ..................................         (2.74)           (3.01)            (3.82)
                                                            ----------        ---------         ---------
Net Asset Value, end of period .........................    $    16.51        $   18.77         $   16.71
                                                            ==========        =========         =========
Total return(c) ........................................          2.83%(e)        34.89%            14.06%
Ratios/Supplemental data
 Net assets, end of period (in 000's) ..................    $       --        $     800         $     621
 Ratio of expenses to average net assets ...............          1.07%(f)         1.17%             1.28%
 Ratio of net investment income to average net assets ..          0.58%(f)         1.84%             2.42%
 Ratio of waiver to average net assets(d) ..............            --(f)          0.05%             0.06%
 Portfolio turnover ....................................            14%              61%               85%
 +Paid from realized net short-term gain ...............    $     0.31        $      --         $    0.06

--------------------------------------------------------------------------------
(a) As of September 23, 1998, the No-Load Class was no longer offered and ceased to exist.
(b) Per share information is based on average shares outstanding. (c) Based on net asset value. (d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(e) Not annualized.
(f) Annualized.

       (See Notes which are an integral part of the Financial Statements)

Bond Portfolio: Financial Adviser Class
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the:

                                                                                 Year Ended September 30,
                                                         ------------------------------------------------------------------------
                                                             1998           1997              1996         1995(a)       1994
                                                         ----------- ----------------- ----------------- ----------- ------------
Net Asset Value, beginning of period ...................  $  10.28      $   10.00         $   10.21       $   9.66     $  10.67
                                                          --------      ---------         ---------       --------     --------
Income from investment operations
 Net investment income .................................      0.54           0.51 (b)          0.52(b)        0.52         0.48
 Net realized and unrealized gain (loss) on
 investments ...........................................      0.32           0.31             (0.14)          0.49        (0.84)
                                                          --------      ---------         ---------       --------     --------
  Total from investment operations .....................      0.86           0.82              0.38           1.01        (0.36)
                                                          --------      ---------         ---------       --------     --------
Less distributions
 Distributions from net investment income ..............     (0.61)         (0.54)            (0.59)         (0.46)       (0.53)
 Distributions from net realized gain on
 investments ...........................................        --             --                --             --        (0.12)
                                                          --------      ---------         ---------       --------     --------
  Total distributions ..................................     (0.61)         (0.54)            (0.59)         (0.46)       (0.65)
                                                          --------      ---------         ---------       --------     --------
Net asset value, end of period .........................  $  10.53      $   10.28         $   10.00       $  10.21     $   9.66
                                                          ========      =========         =========       ========     ========
Total return(c) ........................................      8.69%          8.45%             3.78%         10.80%       (3.60)%
Ratios/Supplemental data
 Net assets, end of period (in 000's) ..................  $ 60,080      $  63,557         $  70,166       $ 77,419     $ 76,769
 Ratio of expenses to average net assets ...............      1.47%          1.43%             1.47%          1.45%        1.43%
 Ratio of net investment income to average net
 assets ................................................      4.69%          5.07%             5.19%          5.38%        4.67%
 Ratio of expense waivers to average net assets(d) .....        --           0.04%             0.05%            --           --
 Portfolio turnover ....................................        33%           142%               93%            53%          41%

--------------------------------------------------------------------------------
(a) On February 21, 1995, Freedom Capital Management Corporation became the Investment Adviser.
(b) Per share information is based on average shares outstanding. (c) Based on net asset value which does not reflect the sales charge payable on purchases of shares. Effective May 8, 1995, the Portfolio no longer imposed a one time sales charge.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

       (See Notes which are an integral part of the Financial Statements)

Bond Portfolio: No-Load Class
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the:

                                                                            Year Ended September 30,
                                                              -----------------------------------------------------
                                                                   1998(a)             1997              1996
                                                              ----------------- ----------------- -----------------
Net Asset Value, beginning of period ........................    $   10.34         $   10.04         $   10.21
                                                                 ---------         ---------         ---------
Income from investment operations
 Net investment income ......................................         0.57 (b)          0.57(b)           0.55(b)
 Net realized and unrealized gain (loss) on investments .....         0.28              0.30             (0.16)
                                                                 ---------         ---------         ---------
  Total from investment operations ..........................         0.85              0.87              0.39
                                                                 ---------         ---------         ---------
Less distributions
 Distributions from net investment income ...................        (0.67)            (0.57)            (0.56)
 Distributions from net realized gain on investments ........           --                --                --
                                                                 ---------         ---------         ---------
  Total distributions .......................................        (0.67)            (0.57)            (0.56)
                                                                 ---------         ---------         ---------
Net asset value, end of period ..............................    $   10.52         $   10.34         $   10.04
                                                                 =========         =========         =========
Total return(c) .............................................         8.51%(e)          8.92%             3.88%
Ratios/Supplemental data
 Net assets, end of period (in 000's) .......................    $      --         $   2,221         $   1,988
 Ratio of expenses to average net assets ....................         0.94%(f)          0.93%             0.99%
 Ratio of net investment income to average net assets .......         5.29%(f)          5.57%             5.57%
 Ratio of expense waivers to average net assets(d) ..........           --(f)           0.04%             0.05%
 Portfolio turnover .........................................           33%              142%               93%

--------------------------------------------------------------------------------
(a) As of September 23, 1998, the No-Load Class was no longer offered and ceased to exist.
(b) Per share information is based on average shares outstanding. (c) Based on net asset value. (d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(e) Not annualized.
(f) Annualized.

       (See Notes which are an integral part of the Financial Statements)

Managed Total Return Portfolio: Financial Adviser Class
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the:



                                                                               Year Ended September 30,
                                                         ---------------------------------------------------------------------
                                                             1998          1997             1996         1995(a)       1994
                                                         ----------- ---------------- ---------------- ----------- -----------
Net Asset Value, beginning of period ...................  $  12.06      $  11.45         $  11.65       $  11.24    $  12.03
                                                          --------      --------         --------       --------    --------
Income from investment operations
 Net investment income .................................      0.29          0.28(b)          0.42(b)        0.28        0.18
 Net realized and unrealized gain (loss) on
 investments ...........................................     (0.08)         1.55             0.40           1.18       (0.16)
                                                          --------      --------         --------       --------    --------
  Total from investment operations .....................      0.21          1.83             0.82           1.46        0.02
                                                          --------      --------         --------       --------    --------
Less dividends
 Distributions from net investment income ..............     (0.31)        (0.32)           (0.50)         (0.30)      (0.31)
 Distributions from net realized gain on
 investments ...........................................     (1.15)        (0.90)           (0.52)         (0.75)      (0.50)
                                                          --------      --------         --------       --------    --------
  Total distributions ..................................     (1.46)        (1.22)           (1.02)         (1.05)      (0.81)
                                                          --------      --------         --------       --------    --------
Net asset value, end of period .........................  $  10.81      $  12.06         $  11.45       $  11.65    $  11.24
                                                          ========      ========         ========       ========    ========
Total return(c) ........................................      1.75%        17.42%            7.58%         14.30%       0.10%
Ratios/Supplemental data
 Net assets, end of period (in 000's) ..................  $  9,762      $ 11,606         $ 12,123       $ 14,749    $ 17,515
 Ratio of expenses to average net assets ...............      2.65%         2.08%            2.21%          2.09%       1.94%
 Ratio of net investment income to average net
 assets ................................................      1.40%         2.26%            3.68%          2.29%       1.60%
 Ratio of expense waivers to average net assets(d) .....        --          0.11%            0.06%            --          --
 Portfolio turnover ....................................        98%           73%             159%            50%         50%
 Paid from realized net short-term gain ................  $   0.11      $     --         $   0.01       $     --    $   0.13

--------------------------------------------------------------------------------
(a) On February 21, 1995, Freedom Capital Management Corporation became Investment Adviser.
(b) Per share information is based on average shares outstanding. (c) Based on net asset value, which does not reflect the sales charge payable on purchases of shares. Effective January 31, 1998, the Portfolio imposed a maximum sales charge of 4.50%.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

       (See Notes which are an integral part of the Financial Statements)

International Portfolio: Financial Adviser Class
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the:

                                                                       Period
                                                                        Ended
                                                                      September
                                                                         30,
                                                                   --------------
                                                                        1998(a)
                                                                   --------------
Net Asset Value, beginning of period ..........................      $    10.00
                                                                     ----------
Income from investment operations
 Net investment loss ..........................................           (0.07)(b)
 Net realized and unrealized loss on investments ..............           (1.66)
                                                                     ----------
  Total from investment operations ............................           (1.73)
                                                                     ----------
Less distributions
 Distributions from net investment income .....................              --
 Distributions from net realized gain on investments+ .........              --
                                                                     ----------
  Total distributions .........................................              --
                                                                     ----------
Net Asset Value, end of period ................................      $     8.27
                                                                     ==========
Total return(c) ...............................................          (17.30)%(d)
Ratios/Supplemental data
 Net assets, end of period (in 000's) .........................      $   10,196
 Ratio of expenses to average net assets ......................            2.72%(e)
 Ratio of net investment loss to average net assets ...........           (2.50)%(e)
 Ratio of expense waivers to average net assets ...............              --(e)
 Portfolio turnover ...........................................              18%
 +Paid from realized net short-term gain ......................      $       --

--------------------------------------------------------------------------------
(a) Portfolio commenced investment operations on June 6, 1998. (b) Per share information is based on average shares outstanding. (c) Total Return for the period from commencement of operations (June 6, 1998)
    through September 30, 1998, based on net asset value, which does not reflect the sales charge payable on purchases of shares. The fund imposes a maximum sales charge of 4.50%.
(d) Not annualized.
(e) Annualized.

       (See Notes which are an integral part of the Financial Statements)

FundManager Portfolios
Notes to Financial Statements
September 30, 1998
--------------------------------------------------------------------------------

1. Description and Shares of the Portfolios. FundManager Portfolios (the "Trust") consists of a series of six separately managed portfolios (collectively, the "Portfolios"), each with distinct investment objectives. Following is the investment objective of each of the six portfolios presented herein: Aggressive Growth Portfolio (capital appreciation without regard to current income), Growth Portfolio (long-term capital appreciation with current income a secondary consideration), Growth with Income Portfolio (combination of capital appreciation and current income), Bond Portfolio (high level of current income), Managed Total Return Portfolio (high total return, through capital appreciation and current income), and International Portfolio (long-term capital appreciation without regard to current income). The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end, diversified management investment company established as a "Delaware business trust." The Trust offers a Financial Adviser Class of shares. The No-Load Class of shares was liquidated on September 23, 1998 for all applicable portfolios.

2. Significant Accounting Policies. The following is a summary of the Trust's significant accounting policies:

    (A) Security Valuation. Shares of other open-end investment companies are valued at their net asset value as reported by such companies. In the absence of readily available market quotations, investments are valued at fair value as determined by the Board of Trustees (the "Trustees").

    (B) Security Transactions and Related Investment Income. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Identified cost of investments sold is used to calculate gains and losses for both financial statement and federal income tax purposes.

    (C) Expense Allocation. The Portfolios bear all costs of their operations other than expenses specifically assumed by the investment adviser or the distributors. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses incurred by the Trust with respect to any two or more Portfolios are allocated in proportion to the net asset levels of each Portfolio; except where allocations of direct expenses to each Portfolio can otherwise be made fairly.

    (D) Federal Income Taxes. Each Portfolio is treated as a separate taxable entity for federal tax purposes. Each Portfolio has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income, including any net realized gains, to its shareholders.

    Accordingly, no provision for federal income or excise tax is required. At September 30, 1998, the Bond Portfolio has net capital loss carryforwards on the basis of identified cost, for federal income tax purposes of approximately $3,009,015. These capital loss carryforwards will be used to offset any future realized gains to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Bond Portfolio of any liability for federal income tax. The capital losses of $478,849, $1,762,365, and $767,801 will expire September 30, 2005, September
    30, 2004, and September 30, 1999, respectively.

    (E) Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted account-

FundManager Portfolios
Notes to Financial Statements
--------------------------------------------------------------------------------

    ing principles. These differences are primarily due to losses deferred on wash sales, post October 31 losses, and short-term capital gain distributions received by the Portfolios from other open-end investment companies.

    (F) Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

    (G) Reclassification of Net Asset Accounts. During the year ended September 30, 1998, the Portfolios reclassified the effects of certain differences between the financial statement amounts and distributions determined in accordance with income tax regulations. These differences were reclassified [increase/(decrease)] between undistributed net investment income and accumulated net realized gain/(loss) on investments:


                                                    Accumulated
                                 Undistributed      Net Realized
                                      Net           Gain/(Loss)
                                   Investment            on
                                     Income         Investments
                                ---------------   ---------------
    Aggressive Growth
    Portfolio ................     $725,034          $(725,034)
    Growth Portfolio .........      554,267           (554,267)
    Growth with Income
    Portfolio ................      749,924           (749,924)
    Bond Portfolio ...........      152,708           (152,708)
    Managed Total Return
    Portfolio ................      109,429           (109,429)

3. Advisory Fees and Other Transactions with Affiliates.

    (A) Advisory Fees. The Trust retains Freedom Capital Management Corporation ("Freedom") to act as Investment Adviser ("Adviser"). Freedom is responsible for the investment management of each Portfolio's assets, including the responsibility for making the investment decisions and placing orders for the purchase and sale of the Portfolios' investments directly with the issuers or with brokers or dealers selected by it in its discretion, including the distributors. Freedom also furnished to the Trustees, who have overall responsibility for the business affairs of the Trust, periodic reports on the investment performance of the Portfolios. For its services as Adviser, Freedom receives from each Portfolio a fee, payable monthly, at the annual rate of 0.50% of each Portfolio's average daily net assets up to $500 million and 0.40% of average daily net assets in excess of $500 million.

    (B) Administration. Federated Administrative Services ("FAS"), an indirect, wholly-owned subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Portfolios. FAS provides these at an annual rate which relates to the average aggregate daily net assets of the Portfolios as specified below:



        Maximum
    Administrative              Average Aggregate
         Fee                    Daily Net Assets
   ----------------   ------------------------------------
        .150%             on the first $250 million
        .125%             on the next $250 million
        .100%             on the next $250 million
        .075%         on assets in excess of $750 million

    The administrative fee received during any fiscal year shall be at least $75,000 per Portfolio. FAS may voluntarily choose to waive a portion of its fee or minimums from time to time at its sole discretion.


    (C) Distribution Fee and Shareholder Servicing Expenses. Edgewood Services, Inc., Freedom Distributors Corporation, Sutro & Co., Inc., and Tucker Anthony Incorporated (the "Distributors") are co-

FundManager Portfolios
Notes to Financial Statements
--------------------------------------------------------------------------------

    distributors of the Trust. The Trust has adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Act for the Financial Adviser Class of shares. The Plan provides for a monthly payment by the Portfolios to the Distributors in amounts representing actual expenses incurred by the Distributors for marketing costs and services rendered in distributing the Portfolios' Financial Adviser Class of shares at an annual rate not to exceed 0.50% of the average daily net assets of each Portfolio's Financial Adviser Class of Shares. Up to a maximum of 0.25% of such payments may be made as Shareholder Servicing Expenses pursuant to contracts that the Trust has with various banks, trust companies, broker-dealers (other than the Distributors) or other financial organizations (collectively, "Service Organizations") to provide administrative services to the Trust, such as maintaining shareholder accounts and records, for shares owned by Financial Adviser Class shareholders with whom the Service Organization has a relationship.

    (D) Transfer and Dividend Disbursing Agent Fees and Expenses. Federated Shareholder Services Company ("FSSC"), a subsidiary of Federated Investors, Inc. serves as transfer agent, dividend disbursing agent and shareholder servicing agent for the Portfolios.

    (E) Trustees' Fees. Trustees who are not affiliated with Freedom receive compensation and out-of-pocket expenses from each Portfolio.

4. Investment Transactions. Purchase and sale transactions for the period ended September 30, 1998, were as follows:

Portfolios                            Purchases          Sales
--------------------------------   --------------    -------------
Aggressive Growth Portfolio          $13,264,505      $24,355,208
Growth Portfolio                     $12,206,180      $19,438,490
Growth with Income Portfolio         $ 8,765,209      $ 5,890,000
Bond Portfolio                       $18,560,472      $25,649,017
Managed Total Return Portfolio       $ 8,945,051      $10,041,491
International Portfolio              $13,127,898      $ 1,759,511

5. Expense Offset Arrangements. Each Portfolio's Statement of Operations reflects custodial earnings credits. These amounts are used to offset the custody fee payable by the Portfolios to the custodian bank. The credits are earned when the Portfolio maintains a balance of uninvested cash at the custodian bank.

6. Year 2000 Issue (Unaudited). Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's service providers, including the Adviser and Administrator, are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

FundManager Portfolios
Report of Independent Auditors
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of FundManager Portfolios:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments of FundManager Portfolios (comprising, respectively, Aggressive Growth, Growth, Growth with Income, Bond, Managed Total Return, and International Portfolios, collectively, the "Trust") as of September 30, 1998, and the related statement of operations for the period then ended, the statement of changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and a broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting FundManager Portfolios at September 30, 1998, the results of their operations for the period then ended, and changes in their net assets and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.



                                        /s/ Ernst & Young LLP



Boston, Massachusetts
November 13, 1998

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Selecting Leading Fund Managers for Investors Since 1984
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Investment Adviser
     Freedom Capital Management Corporation
     One Beacon Street
     Boston, MA 02108

For Shareholder Information: (800) 344-9033

Distributors
     Freedom Distributors Corporation
     One Beacon Street
     Boston, MA 02108

     Edgewood Services, Inc.
     5800 Corporate Drive
     Pittsburgh, PA 15237-5829













This report is for the information of the shareholders of the FundManager Portfolios. Its use in connection with any offering of the Portfolios' shares is authorized only in case of a concurrent or prior delivery of the Portfolios' current prospectus.


G01933-01 (11/98)



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Selecting Leading Fund Managers for Investors Since 1984
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                   Annual Report







                September 30, 1998



          Aggressive Growth Portfolio
          Growth Portfolio
          Growth with Income Portfolio
          Bond Portfolio
          Managed Total Return Portfolio
          International Portfolio